SUPPLEMENT DATED MARCH 2, 2022 TO THE:
INVESCO EXCHANGE-TRADED FUND TRUST II
PROSPECTUS DATED FEBRUARY 25, 2022 OF:
Invesco FTSE RAFI Emerging Markets ETF (PXH)
INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST
PROSPECTUSES DATED DECEMBER 17, 2021 OF:
Invesco BulletShares 2022 USD Emerging Markets Debt ETF (BSBE)
Invesco BulletShares 2023 USD Emerging Markets Debt ETF (BSCE)
Invesco RAFI Strategic Emerging Markets ETF (ISEM)
(each, a “Fund”)
Effective immediately, the following disclosure is added as a sub-risk of “Foreign and Emerging Markets Investment Risk” or “Emerging Markets Investment Risk,” as applicable in each Fund’s Prospectus, in the section titled “Additional Information About the Fund’s Strategies and Risks – Principal Risks of Investing in the Fund”:
Risks Related to Russian Invasion of Ukraine. In late February 2022, Russia invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine and other countries in the region, and the West, including the U.S. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, the larger overarching tensions, and Ukraine’s military response and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. Such sanctions included, among other things, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; a commitment by certain countries and the European Union to remove selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions.
The current sanctions (and potential further sanctions in response to continued Russian military activity) and other actions may adversely impact various sectors of the Russian economy, including but not limited to, the financials, energy, metals and mining, engineering, and defense and defense-related materials sectors. The imposed sanctions, and the threat of further sanctions, also may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble, and may have other adverse consequences on the Russian economy that could impair the ability of the Fund to buy, sell, receive, or deliver those securities. Moreover, the measures could adversely affect global financial and energy markets and thereby negatively affect the value of the Fund's investments beyond any direct exposure to Russian issuers or those of adjoining geographic regions. In response to sanctions, the Russian Central Bank raised its interest rates and banned sales of local securities by foreigners. Russia may take additional counter measures or retaliatory actions in the future which may further impair the value and liquidity of Russian securities and Fund investments. The actions discussed above could have a negative effect on the Fund’s performance, particularly as it relates to Russia exposure. While diplomatic efforts have been ongoing, the conflict between Russia and Ukraine is currently unpredictable and has the potential to result in broadened military actions. The duration of ongoing hostilities and such sanctions and related events cannot be predicted. Uncertainty as to future relations between Russia and the U.S and other countries in the West, or between Russia and other eastern European countries, may also have a negative impact on performance and the value of the Fund’s investments.

Due to difficulties transacting in impacted securities, the Fund’s Underlying Index may remove such securities or implement caps on the securities as a result of the actions described above. Consequently, the Fund may experience challenges liquidating the applicable positions and/or sampling the Underlying Index to continue to seek the Fund’s investment objective. Such circumstances may lead to increased tracking error between the Fund’s performance and the performance of its Underlying Index. Additionally, due to current and potential future sanctions or potential market closure impacting the ability to trade Russian securities, the Fund may experience higher transaction costs and/or Shares may trade at a premium or discount to the Fund’s NAV.
Please Retain This Supplement For Future Reference.
PRO-SUP 1 030222